SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 31, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                       0-51093           22-3803741
----------------------------                ----------       -------------
(State or other jurisdiction                (File No.)       (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                        07004
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 21, 2005, Edward T. Rushforth, a director of the Registrant, submitted notice to the Board of Directors of his decision to retire from the Registrant's Board of Directors effective as of March 31, 2005. Effective the same date, Mr. Rushforth will also retire from the Board of Directors of Kearny MHC, the mutual holding company for the Registrant.

         Mr. Leopold Montanaro, currently a director of Kearny Federal Savings Bank, the Registrant's wholly-owned subsidiary, was appointed by the Board of Directors to the vacant seat on the Board of Directors of both the Registrant and Kearny MHC effective March 31, 2005. Mr. Montanaro currently serves on the following board committees: Budget Committee, Asset Quality Committee and Buildings & Grounds Committee.

         Mr. Montanaro is retired and was the chairman, president and chief executive officer of West Essex Bancorp, Inc. and West Essex Bank, located in Caldwell, New Jersey, until Kearny Financial Corp.'s acquisition of West Essex Bancorp, Inc. and the merger of West Essex Bank into Kearny Federal Savings Bank on July 1, 2003. He was employed by West Essex Bank from 1972 until the completion of the merger with Kearny Federal Savings Bank. Mr. Montanaro became a director of Kearny Federal Savings Bank in July 2003 upon completion of the merger.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       KEARNY FINANCIAL CORP.




Date: March 31, 2005                   By: /s/John N. Hopkins
                                           -------------------------------------
                                           John N. Hopkins
                                           President and Chief Executive Officer